Exhibit 99.9
Execution Version
LOAN PURCHASE AGREEMENT
          THIS LOAN PURCHASE AGREEMENT (this “Agreement”), dated as of October 1, 2007, is by and between SILVER POINT FINANCE, LLC as Co-Agent for the Lenders (as defined below) party hereto, HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD. and HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P. (individually, each a “Purchaser”, or collectively, the “Purchasers”) and SALTON, INC. (“Salton”) and each of Salton’s Subsidiaries identified as Borrowers and Guarantors on the signature pages. Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Credit Agreement (as defined hereinafter).
RECITALS:
          A. Salton has entered into that certain Amended and Restated Credit Agreement, dated as of May 9, 2003 and amended and restated as of June 15, 2004, as amended and restated and further amended, by and among Salton, the financial institutions named therein as lenders (“Lenders”), Wells Fargo Foothill, Inc., in its capacity as administrative agent and collateral agent for the agents and lenders party thereto, together with its successors and assigns thereto in such capacities, and Silver Point Finance LLC, in its capacity as the co-agent, syndication agent, and documentation agent for the lenders party thereto in such capacities, as such is amended, modified, supplemented or restated from time to time in accordance with the terms thereof (the “Credit Agreement”).
          B. Under the Credit Agreement, Salton has loans available to it based on the amounts described in clause (a)(D) of the definition of “Borrowing Base” contained in the Credit Agreement (the “Stretch Loans”). Salton is obligated to repay any amounts outstanding of the Stretch Loans on November 10, 2007.
          C. Salton and APN Holding Company, a wholly owned subsidiary of Purchasers, have entered into an Agreement and Plan of Merger as of October 1, 2007 (the “Merger Agreement”) and as a condition to entering into the Merger Agreement, Salton has required Purchasers to enter into this Agreement for the benefit of the Lenders.
          D. Silver Point Finance LLC, as Co-Agent under the Credit Agreement, Wells Fargo Foothill, Inc., as Agent under the Credit Agreement, and The Bank of New York, as Second Lien Agent under the Second Lien Credit Agreement, and Harbinger Capital Partners Special Situations Fund, L.P., as Agent under the Reimbursement and Credit Agreement, have entered into an Amended and Restated Intercreditor Agreement dated as of the date hereof (the “Intercreditor Agreement”) and acknowledged by Salton and each of Salton’s Subsidiaries identified as Borrowers and Guarantors on the signature pages to the Credit Agreement.
NOW THEREFORE, the parties hereby agree as follows:
     1. Sale and Purchase.
          (a) Purchasers agree to buy, in such allocation as they may determine, upon receipt, from time to time during the Stretch Put Period (as defined hereinafter), of a notice (substantially in the form attached hereto as Exhibit A, (a “Stretch Loan Put Notice”)), from the Co-Agent on behalf of the Lenders holding the Stretch Loans , the principal amount of Stretch Loans specified in such Stretch Loan Put Notice as set forth in Section 3 below; provided, however, that notwithstanding anything to the contrary in this Agreement, Purchasers shall not be obligated to purchase Stretch Loans having an aggregate principal amount exceeding $68,489,510. The Stretch Loans so purchased by the Purchasers are referred to herein as the “Purchased Stretch Loans”. The Purchaser shall be entitled to receive all accrued and unpaid interest on the principal amount of the Purchased Stretch Loans.
          (b) Purchasers agree to buy, in such allocation as they may determine, upon receipt during the Breach Put Period (as defined hereinafter), of a notice (substantially in the form attached hereto as Exhibit B (a “Breach Put Notice”)) from the Co-Agent, on behalf of the Lenders, all, but not less than all, of the outstanding Obligations (as that term is defined in the Credit Agreement).
          (c) Any Obligation, including the Stretch Loans, purchased by the Purchasers are referred to herein as the “Purchased Loans”. The Purchasers shall be entitled to receive all accrued and unpaid interest on the principal amount of the Purchased Loans.
     2. Purchase Price.
The purchase price (“Purchase Price”) for (i) the Purchased Stretch Loans shall be an amount equal to 100% of the outstanding principal amount thereof, plus all accrued and unpaid interest thereon through and including the date of purchase and (ii) the Obligations (other than the Purchased Stretch Loans) shall be 100% of the outstanding amount thereof.
     3. Put Period and Purchase Procedures.
          (a) The Co-Agent shall have the right to deliver a Stretch Loan Put Notice (i) from and after the date any party to the Merger Agreement has, or asserts, the right to terminate the Merger Agreement or the Merger Agreement is terminated, and/or (ii) on or after November 10, 2007 and prior to January 30, 2008: provided, in the case of (i) and/or (ii), no Insolvency Proceeding with respect to Salton or any of its Subsidiaries is then pending (the “Stretch Put Period”).
          (b) The Co-Agent shall have the right to deliver a Breach Put Notice any time during the period commencing on the date that is the earlier of the date the Co-Agent obtains actual knowledge that (i) a Purchaser or any of its affiliates has breached any of the terms of the Intercreditor Agreement, (ii) after the commencement of an Insolvency Proceeding (as defined in the Intercreditor Agreement) with respect to Salton or any of its Subsidiaries, if all of the Stretch Loans have not been purchased pursuant to Section 1(a) above and (iii) following the initial funding under a DIP Financing (as defined in the Intercreditor Agreement) provided by any of the Purchasers or any of their affiliates, any of the conditions set forth in Section 5.d(1) of the Intercreditor Agreement have not been continuously satisfied and ending of the date that is 60 days thereafter(the “Breach Put Period”).
          (c) On the third Business Day following receipt of a Stretch Loan Put Notice or a Breach Put Notice, the Purchasers shall wire transfer, in immediately available funds, the full amount of the Purchase Price against delivery to Purchasers of an executed Assignment Agreement in the form attached hereto as Exhibit C to the account or accounts specified in such Stretch Loan

Put Notice or Breach Put Notice and upon receipt of such Purchase Price, Lenders holding a principal amount of Obligations to be paid shall deliver to Purchasers such executed Assignment Agreement evidencing the transfer of such Purchased Loans.
          (d) Each of Salton and Purchasers agree that immediately upon transfer of any Purchased Stretch Loans to the Purchasers, the Purchased Stretch Loans will be deemed discharged under the Credit Agreement and automatically converted to loans under the New Second Lien Credit Agreement. Each of Salton and the Purchasers expressly acknowledge and agree that immediately upon consummation of the purchase thereof: (i) the Purchased Stretch Loans and all rights with respect thereto and security therefore will no longer be governed by, or entitled to, the benefits of the Credit Agreement or any other Loan Document, (ii) no Purchaser shall be a “Lender” under the Credit Agreement or any of the other Loan Documents, (iii) neither the Agent nor the Co-Agent shall be an agent of any of Purchaser and (iv) neither shall the Agent nor the Co-Agent shall have any duties of any kind or nature whatsoever to any of the Purchasers.
          (e) Upon the consummation of the purchase of Obligations pursuant to a Breach Put Notice, the Agent and the Co-Agent, notwithstanding anything to the contrary set forth in the Credit Agreement, shall be deemed to have resigned as Agent and Co-Agent and Harbinger Capital Partners Special Situations Fund, L.P. shall be the Agent and the Co-Agent.
          (f) Each of the Purchasers expressly acknowledge and agree that the purchase of any Stretch Loans under a Stretch Loan Put Notice entitles the Purchasers to the payment of only the principal thereof and accrued and unpaid interest thereon and does not give Purchasers any rights to any other Obligation under the Credit Agreement, including without limitation, the Make-Whole Amount, all of which other Obligations are expressly reserved by the Lenders. Upon such purchase the Purchased Stretch Loans shall be deemed discharged under the Credit Agreement and automatically converted to loans under the New Second Lien Credit Agreement (as defined in the Intercreditor Agreement).
     4. No Representations. The purchase and sale of the Stretch Loans and/or other Obligations hereunder shall be without representation or warranty of any kind or nature by the selling Lenders except each selling Lender represents and warrants that it is owner of the any such Stretch Loans or Obligations to be purchased free and clear of Liens and except as expressly set forth in an Assignment Agreement delivered to the Purchasers.
     5. Waivers. Each of the Purchasers acknowledges and agrees that its obligations under this Agreement shall be unaffected by the following:
          (a) any First Lien Modification (as defined in the Intercreditor Agreement) that does not violate the terms of the Intercreditor Agreement;
          (b) any event or circumstance that would constitute a defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following (and each of the Purchasers hereby agrees that its obligations under this Agreement are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following):

     (i) the invalidity or unenforceability of any of the Obligations or any security for, or guaranty of, the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;
     (ii) the absence of any attempt to collect the Obligations or any part of them from the borrower or any other obligor thereof or other action to enforce the same;
     (iii) failure by any of the Agent, Co-Agent or any Lender to take any steps to perfect and maintain any lien on, or to preserve any rights to, any collateral;
     (iv) the commencement of any Insolvency Proceeding (as defined in the Intercreditor Agreement), including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result thereof; any election by the Agent, Co-Agent or any Lender, in any proceeding instituted under chapter 11 of the Bankruptcy Code or the application of Section 1111(b)(2) of the Bankruptcy Code, or any applicable provisions of comparable state or foreign law; the disallowance, under Section 502 of the Bankruptcy Code, all or any portion of any claim (or claims) for repayment of any of the Obligations; or any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding or the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;
     (v) any election to proceed separately against the personal property Collateral or, if the Collateral consists of both personal and real property, to proceed against such personal and real property;
     (vi) any change in the corporate existence or structure of the Borrower or any other obligor;
     (vii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any guarantor or any other person against any of the Agent, Co-Agent or the Lenders;
     (viii) any law, rule, regulation or determination of an arbitrator or of a governmental authority affecting any term of any Purchaser’s obligations under this Agreement; or
     (ix) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a Purchaser’s obligations hereunder.
     6. Information. Each Purchaser hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and its Subsidiaries and all guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Purchaser hereby agrees that none of the Agent, Co-Agent or any Lender shall have any duty to advise any Purchaser of information known to it regarding such condition or any such circumstances. In the event any Agent,

Co-Agent or Lender , in its sole discretion, undertakes at any time or from time to time to provide any such information to any Purchaser, such Agent, Co-Agent or Lender shall be under no obligation (a) to undertake any investigation, (b) to disclose any information that such Agent, Co-Agent or Lender wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Purchaser.
     7. Notices. Any notice or other communications required or permitted under or given in connection with this Agreement shall be in writing and shall be mailed or sent by telecopy, email, pdf or other form of electronic communication, or delivered to it, addressed as follows:
     if to Purchasers,
HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
555 Madison Avenue
15th Floor
New York, New York 1022
Attn: David Maura
Fax No.: (212) 508-3721
with a copy to:
PAUL, WEISS, RIFKIND, WHARTON & GARRISON LLP
1285 Avenue of the Americas
New York, New York 10019
Attn: Eric Goodison
Fax No: (212) 757-3990
if to the Co-Agent:
SILVER POINT FINANCE, LLC
Two Greenwich Plaza, 1st Floor
Greenwich, Connecticut 06830
Attention: Craig Hamrah
Fax No.: (203) 542-4318
With a copy to:
WEIL, GOTSHAL & MANGES, LLP
767 Fifth Avenue
New York, New York 10153
Attn: Elaine Stangland, Esq.
Fax No.: (212) 310-8007
if to a Lender:
to the Co-Agent, with a copy to the Agent

if to Salton,
SALTON, INC.
1955 Field Court
Lake Forest, Illinois 60045
Attn: William Lutz
Fax No,: (847) 803-4641
With a copy to:
SONNENSCHEIN NATH & ROSENTHAL LLP
8000 Sears Tower
Chicago, Illinois 60606
Attn: Neal Aizenstein, Esq.
Fax No.: (312) 876-7934
          or as to any party at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 7. All such demands, notices and other communications shall be effective, when mailed, three Business Days after deposit in the mails, postage prepaid, when sent by telecopy, e mail, pdf or other form of electronic communication, when receipt is acknowledged by the receiving equipment, or when delivered, as the case may be, addressed as aforesaid.
     8. Waiver. Any term, condition or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof.
     9. Governing Law The terms and provisions hereof shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to conflict of law principles.
     10. Binding Agreement. This Agreement shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.
     11. Construction. Whenever the context hereof so requires, reference to the singular shall include the plural and the plural shall include the singular; words denoting gender shall be construed to mean the masculine, feminine or neuter, as appropriate; and specific enumeration shall not exclude the general, but shall be construed as cumulative of the general recitation. The headings contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.
     12. Severability. If any clause or provision of this Agreement is held to be illegal, invalid or unenforceable under any law applicable to the terms hereof, then the remainder of this Agreement shall not be affected thereby, and in lieu of each such clause or provision of this Agreement that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

     13. Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures and acknowledgments of each of the parties hereto.
     14. NO ORAL AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREIN, SUPERSEDES ANY AND ALL PRIOR DISCUSSIONS AND AGREEMENTS (WRITTEN OR ORAL) BETWEEN PARTIES HERETO WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     15. Rule of Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement, and the parties hereby agree that normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.
     16. Amendments. This Agreement shall not be amended except by a writing signed on behalf of the party to be charged with such amendment.
     17. Joint and Several Obligations. All of the obligations of the Purchasers hereunder shall be joint and several.
     18. Draws Under Reimbursement and Credit Agreement. Purchasers agree that no loans, fees or other amount shall be owing under the Reimbursement and Credit Agreement unless and until the Stretch Loan is purchased hereunder pursuant to a Stretch Loan Put Notice.
     19. No Third Party Beneficiaries. No person or entity (other than the Lenders and the Agent) not a party to this Agreement shall have any third party beneficiary claim or other right hereunder or with respect thereto.
     20. Jury Waiver. EACH PARTY HERETO DOES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ANY ACTION OF EITHER PARTY ARISING OUT OF OR RELATED IN ANY MANNER TO THIS AGREEMENT, THE LOAN OR THE LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By: Harbinger Capital Partners Offshore Manager, L.L.C. Its: Investment Manager

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.
Title: Executive Vice President – General Counsel & Secretary

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P		.

By: Harbinger Capital Partners Special Situations GP, LLC Its: General Partner

By:	/s/ William R. Lucas, Jr.

Name: William R. Lucas, Jr.
Title: Executive Vice President — General Counsel & Secretary

SILVER POINT FINANCE, LLC

By:	/s/ Richard Petrilli

Title:
[Signature Page to Loan Purchase Agreement]

SALTON, INC., a Delaware corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

TOASTMASTER INC., a Missouri corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

SALTON TOASTMASTER LOGISTICS LLC, a Delaware limited liability company

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

HOME CREATIONS DIRECT, LTD., A Delware corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer
[Signature Page to Loan Purchase Agreement]

SONEX INTERNATIONAL CORPORATION, a Delaware corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

ICEBOX, LLC, an Illinois limited liability company

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

FAMILY PRODUCTS INC., a Delaware corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer

SALTON HOLDINGS, INC., a Delaware corporation

By: Name:	/s/ William Lutz William Lutz
Title:	Interim Chief Executive Officer
and Chief Financial Officer
[Signature Page to Loan Purchase Agreement]